UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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RF INDUSTRIES, LTD.
(Name of Registrant as Specified in its Charter)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 9, 2019. Meeting Information RF INDUSTRIES, LTD. Meeting Type: Annual Meeting For holders as of: July 12, 2019 Date: September 9, 2019 Time: 1:00 PM (PDT) Location: CohnReznick LLP 11452 El Camino Real Suite 100 San Diego, CA 92130 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. RF INDUSTRIES, LTD. 7610 MIRAMAR ROAD, SUITE 6000 SAN DIEGO, CA 92126-4202 ATTENTION: MARK TURFLER E83051-P27470

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 26, 2019 to facilitate timely delivery. How To Vote E83052-P27470 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The Board of Directors recommends you vote FOR the following Class III directors to serve until the 2022 Annual Meeting of Stockholders. 1. Election of Directors 1a. Robert Dawson 1b. Sheryl Cefali The Board of Directors recommends you vote 1 YEAR on the following proposal: 2. Approval, on an advisory basis, of the frequency of the advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: 3. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement. The Board of Directors recommends you vote FOR the following proposal: 4. Ratification of the selection of CohnReznick LLP as the independent registered public accounting firm for the fiscal year ending October 31, 2019. E83053-P27470 NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. E83054-P27470

The Board of Directors recommends you vote FOR the following Class III directors to serve until the 2022 Annual Meeting of Stockholders. 1. Election of Directors 1a. Robert Dawson 1b. Sheryl Cefali The Board of Directors recommends you vote 1 YEAR on the following proposal: 2. Approval, on an advisory basis, of the frequency of the advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: 3. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement. The Board of Directors recommends you vote FOR the following proposal: 4. Ratification of the selection of CohnReznick LLP as the independent registered public accounting firm for the fiscal year ending October 31, 2019. E83053-P27470 NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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